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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    --------


         Date of Report (Date of Earliest Event Reported): July 14, 2004

                            SIMMONS BEDDING COMPANY
                      (formerly known as Simmons Company)
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                ------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

      333-113861                                         13-3875743
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

      ONE CONCOURSE PARKWAY, SUITE 800,
             ATLANTA, GEORGIA                            30328-6188
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (770) 512-7700
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              (Registrant's Telephone Number, Including Area Code)



                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Effective July 14, 2004, Simmons Company changed its name to Simmons Bedding Company and its indirect parent company, THL Bedding Holding Company, changed its name to Simmons Company.

On July 19, 2004, the registrant issued the press release filed as Exhibit 99.1 hereto announcing that its indirect parent, Simmons Company (formerly known as THL Bedding Company), is delaying its proposed initial public offering of its common stock due to uncertain market conditions. Simmons Company, in conjunction with its investors and advisors, will continue to evaluate market conditions and may proceed at a later date.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c) Exhibits

               99.1 - Press release issued July 19, 2004






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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Bedding Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

SIMMONS COMPANY

By:  /s/ William S. Creekmuir
   -----------------------------------------------------
    William S. Creekmuir
    Executive Vice President and Chief Financial Officer

Date: July 19, 2004




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                                  EXHIBIT INDEX

Exhibit
Number                     Exhibit Name
-------                    -------------
99.1                       Press release dated as of July 19, 2004.


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